UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 4, 2001
                        (Date of earliest event reported)


                   MINNESOTA MINING AND MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)


                                 File No. 1-3285
                            (Commission File Number)


                   Delaware                         41-0417775
          (State of incorporation)              (I.R.S. Employer
                                             Identification Number)


           3M Center                               55144-1000
           St. Paul, Minnesota                     (Zip Code)
                    (Address of principal executive offices)


                  Registrant's telephone, including area code:
                                 (651) 733-1110

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Item 7. Financial Statements and Exhibits.


(c) Exhibits


Exhibit Number      Description

1                   Distribution Agreement
4.1                 Form of Fixed Rate Medium-Term Note
4.2                 Form of Floating Rate Medium-Term Note
23                  Consent of John J. Donovan III


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            MINNESOTA MINING AND
                            MANUFACTURING COMPANY


                        By: /s/  Gregg M. Larson
                            --------------------
                            Gregg M. Larson,
                            Assistant Secretary


Dated: May 4, 2001

                                  EXHIBIT INDEX



EXHIBIT             DESCRIPTION


1                   Distribution Agreement
4.1                 Form of Fixed Rate Medium-Term Note
4.2                 Form of Floating Rate Medium-Term Note
23                  Consent of John J. Donovan III